                                                                     Exhibit 4.1

                                                                        ORDINARY
                                                                         SHARES

                               [UTi LOGO] UTi(TM)

           INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

                                                               CUSIP G87210 10 3

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT




IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE PER SHARE, OF

                               UTi WORLDWIDE INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                                                    [SEAL OF UTi WORLDWIDE INC.]


/s/ LAWRENCE R. SAMUELS                 /s/ ROGER I. MACFARLANE
   SECRETARY                         CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     COMPUTERSHARE TRUST COMPANY, INC.
          P.O. Box 1596, Denver, CO 80201

                    Transfer Agent
                    and Registrar,


By                    Authorized Signature


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                               UTi Worldwide Inc.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM - as tenants in common

  TEN ENT - as tenants by the entireties

  JT TEN  - as joint tenants with right
            of survivorship and not as tenants
            in common

UNIF GIFT MIN ACT-................ Custodian.........
                    (Cust)                    (Minor)
                    under Uniform Gifts to Minors
                    Act..............................
                              (State)

UNIF TRF MIN ACT -......... Custodian (until age....)
                  (Cust)
                  .......... under Uniform Transfers
                    (Minor)

                  to Minors Act.....................
                                 (State)

              Additional abbreviations may also be used though not
                               in the above list.

For Value received,____________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE

______________________________________________________________________________


_________________________________________________________________________Shares

of the Ordinary Shares represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________ X__________________________________________________

                           X___________________________________________________
                    NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s)Guaranteed:


BY _____________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.